THE AVATAR ADVANTAGE
                             EQUITY ALLOCATION FUND
================================================================================













                                  Annual Report














================================================================================
                               For the Year Ended
                                December 31, 2000

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

            Management's Discussion and Analysis Letter...........  3

            Performance Graph.....................................  6

            Schedule of Investments...............................  7

            Statement of Assets and Liabilities................... 10

            Statement of Operations............................... 11

            Statements of Changes in Net Assets................... 12

            Financial Highlights.................................. 13

            Notes to Financial Statements......................... 15

            Report of Independent Accountants..................... 19

February 2001

Dear Shareholder,

The end of the first year of the 21st Century saw already difficult market conditions worsen but the AVATAR ADVANTAGE EQUITY ALLOCATION FUND could point to a performance that beat the major stock indices. For the year, Avatar's asset allocation philosophy- participating in market gains during market upswings while protecting those gains against loss during market downturns- helped the Fund limit its loss to (5.99%) (not including the sales charge). The fully invested S&P 500 Index was down (9.11%) for the same period and the NASDAQ was down a whopping (38.96%). Despite this dreary performance we believe that 2000 provided an opportunity for us to rework the Fund's portfolio to take advantage of certain trends we see for the upcoming year. During the second half of the year, Avatar's equity position slowly increased in response to various indicators that pointed to a possible upturn in equity issues. We finished the year with a 90% invested allocation in equities and the remainder in cash.

2000 -- THE LAST SIX MONTHS IN REVIEW

The close of 2000 saw a 180 degree turn from the close of 1999. In 1999, there were sharp increases in technology issues, the "new economy" was in vogue and spectacular gains by NASDAQ issues were the order of the day. By contrast, the year 2000 close saw domestic equity markets finish in negative territory for the first time since 1990, both the "new" and "old" economies hurdled towards the outskirts of a recession and NASDAQ issues had the heads of market professionals shaking-not because of breathtaking gains but because of spectacular losses. The magic associated with "dot-coms" disappeared, along with quite a number of "dot-com" companies themselves. And if there was any question that the world as we knew it was upside-down, one had only to look at the 35 day lag in declaring a President. Stock performance varied widely with volatility and sector rotation continuing their stomach churning roller-coaster ride for the entire year. The Fund was not immune from this trend, although our asset allocation calls and our penchant to raise the cash allocation during turbulent times enhanced performance in this miserable market. Technology stocks and other cyclicals were beset by earnings warnings and slow growth though value-oriented and defensive industries performed well. We entered the last half of the year overweight in technology and gradually reduced exposure to an underweight position, thus helping the Fund to avoid the fate of the major averages. Healthcare, consumer staples and energy issues added value to the Fund's portfolio and we increased those positions in the Fund. We ended the year by increasing the Fund's equity exposure in response to signals emanating from our models.

2001 -- FIRST HALF MARKET OUTLOOK

Expectations for corporate earnings for the first half of 2001 have been lowered dramatically as the economy fights off its drift toward recession. As a result, we expect continued Fed easing, along with some sort of tax relief that may quickly place additional dollars in the hands of consumers, which in turn should boost consumer spending which carried the economy for the bulk of the past ten years. If correct, stock prices may increase in this changed environment of lower expectations. Our Monetary Model has gradually improved and is ready to enter bullish territory. Other readings indicate an improving backdrop for equities as liquidity increases on the sidelines. The underlying inflationary trends that we discerned in 2000 have come to a halt. Other measures show an underlying strengthening of the markets that was obscured by the performance of a handful of large-cap, high profile stocks that have dragged down the market averages. This strengthening has been accompanied by a broadening, which has been long awaited by us and, we believe, suggests that value stocks and mid-cap stocks will finally join in whatever upside there may be in the markets. We in turn have tilted our portfolio towards value versus growth issues. Our major concern is whether stock prices can increase in an environment of lowered corporate earnings and a generally slowing economy. If so, it could usher in a period reflecting a long-term buying opportunity which has been the case in previous settings. But if the profit drop and economic slowdown is too severe, it could drag the markets down. Economic data over the next 3 months should give us a clearer picture of market direction but we believe the tools and strategies at hand will guide us through this period of uncertainty, just like it has for the past 3 years.

Our goal at Avatar is to successfully evaluate current investment risk and successfully alter the portfolio mix to reflect the current investment environment, whether favorable or not. We anticipate having to remain vigilant of the signals and signs that will tell us the economy's direction.

Sincerely,

/s/ Charles White

Charles White
Portfolio Manager
President - Avatar Investors Associates Corp.

Footnotes:

The Fund's average annual total return for the period from inception on December 3, 1997 through December 31, 2000 was 11.24%. The Fund's total return for the one-year ended December 31, 2000 was (5.99%). If the maximum sales charge was reflected, the Fund's returns for the same periods would have been 9.59% and (10.22%), respectively.

The S&P 500 Index is a broad market capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The NASDAQ Stock Market is the largest electronic, screen-based market in the world with over 5,100 companies listed.

Indices do not incur expenses and are not available for direct investment.

The Fund is distributed by First Fund Distributors Inc., Phoenix, AZ.

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND
          Comparison of the change in value of a $10,000 investment in
               The Avatar Advantage Equity Allocation Fund versus
                    the S&P 500 Composite Stock Price Index.

                         Average Annual Total Return(1)
                    One year....................... (10.22%)
                    Since inception (12/3/97)........ 9.59%

                                    The Avatar            S&P 500
                                 Advantage Equity     Composite Stock
                                  Allocation Fund       Price Index
                                  ---------------       -----------
            3-Dec-97                  $10,000            $10,000
            31-Dec-97                 $10,022            $ 9,947
            31-Mar-98                 $11,252            $11,333
            30-Jun-98                 $11,472            $11,707
            30-Sep-98                 $10,765            $10,542
            31-Dec-98                 $12,609            $12,791
            31-Mar-99                 $12,779            $13,423
            30-Jun-99                 $13,407            $14,367
            30-Sep-99                 $12,726            $13,468
            31-Dec-99                 $14,767            $15,480
            31-Mar-00                 $15,133            $15,829
            30-Jun-00                 $14,767            $15,354
            30-Sep-00                 $15,099            $14,331
            31-Dec-00                 $13,258            $14,357

Past performance is no guarantee of future results. Share value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indices do not incur expenses and are not available for investment.

(1) Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS at December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------

COMMON STOCKS: 83.77%

BEVERAGES - ALCOHOLIC: 1.89%
  5,200   Anheuser-Busch Companies, Inc.                             $   236,600
                                                                     -----------
BEVERAGES - BOTTLING: 0.87%
  5,700   Coca-Cola Enterprises, Inc.                                    108,300
                                                                     -----------
CHEMICALS: 1.79%
  3,000   Air Products and Chemicals, Inc.                               123,000
  1,600   Millipore Corp.                                                100,800
                                                                     -----------
                                                                         223,800
                                                                     -----------
COMMERCIAL BANKS: 0.53%
  1,900   Silicon Valley Bancshares                                       65,669
                                                                     -----------
COMPUTERS - MICRO: 1.07%
  4,800   Sun Microsystems, Inc.                                         133,800
                                                                     -----------
COMPUTERS - NETWORKING PRODUCTS: 3.51%
  5,500   Cisco Systems, Inc.                                            210,375
  1,100   Juniper Networks, Inc.                                         138,669
  1,400   Network Appliance, Inc.                                         89,928
                                                                     -----------
                                                                         438,972
                                                                     -----------
COMPUTERS - PERIPHERALS: 2.34%
  4,400   EMC Corp.                                                      292,600
                                                                     -----------
COMPUTERS - SOFTWARE: 2.14%
  1,200   Brocade Communications Systems, Inc.                           110,175
  1,800   VERITAS Software Corp.                                         157,500
                                                                     -----------
                                                                         267,675
                                                                     -----------
CONSUMER STAPLES: 1.19%
  2,300   Colgate-Palmolive Co.                                          148,465
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES: 5.40%
  3,300   American Express Co.                                           181,294
  4,233   Citigroup, Inc.                                                216,148
  3,500   Morgan Stanley Dean Witter & Co.                               277,374
                                                                     -----------
                                                                         674,816
                                                                     -----------
DIVERSIFIED MANUFACTURING: 3.03%
  5,400   General Electric Co.                                           258,863
  1,000   Minnesota Mining and Manufacturing Co.                         120,500
                                                                     -----------
                                                                         379,363
                                                                     -----------
DIVERSIFIED OPERATIONS: 1.06%
  2,800   Honeywell, Inc.                                                132,475
                                                                     -----------
DRUGS & PHARMACEUTICALS: 6.93%
  2,100   Johnson & Johnson                                              220,631
  9,225   Pfizer, Inc.                                                   424,350
  3,900   Schering-Plough Corp.                                          221,325
                                                                     -----------
                                                                         866,306
                                                                     -----------
ELECTRIC - INTEGRATED: 1.55%
  2,900   Dominion Resources, Inc.                                       194,300
                                                                     -----------
ELECTRIC - INTEGRATED: 1.50%
  2,200   Duke Energy Corp.                                              187,550
                                                                     -----------
ELECTRIC POWER: 3.40%
  5,500   Cinergy Corp.                                                  193,188
  4,200   The AES Corp.                                                  232,575
                                                                     -----------
                                                                         425,763
                                                                     -----------
ELECTRONIC COMPONENTS - SEMICONDUCTORS: 3.24%
  5,800   Intel Corp.                                                    175,450
  3,200   JDS Uniphase Corp.                                             133,400
  2,100   Xilinx, Inc.*                                                   96,863
                                                                     -----------
                                                                         405,713
                                                                     -----------
ELECTRONICS: 0.74%
  1,100   Broadcom Corp., Class A                                         92,950
                                                                     -----------
FINANCE - BANKS: 1.20%
  2,700   Wells Fargo & Co.                                              150,356
                                                                     -----------
FINANCE - INVESTMENT BANKERS/BROKERS: 2.13%
  3,900   Merrill Lynch & Co., Inc.                                      265,931
                                                                     -----------
FINANCE - MORTGAGE LOANS: 1.11%
  1,600   Fannie Mae                                                     138,800
                                                                     -----------
FINANCIAL GUARANTEE INSURANCE: 0.70%
  1,300   The PMI Group, Inc.                                             87,994
                                                                     -----------
FOOD - RETAIL: 1.47%
  6,800   The Kroger Co.*                                                184,025
                                                                     -----------
FOOD - WHOLESALE: 1.58%
  6,600   Sysco Corp.                                                    198,000
                                                                     -----------
HEALTHCARE: 2.07%
  1,900   Applera Corp. - Applied Biosystems Group                       178,719
  1,800   Tenet Healthcare Corp.                                          79,987
                                                                     -----------
                                                                         258,706
                                                                     -----------

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS at December 31, 2000
--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------

HEALTHCARE - DRUGS: 1.43%
  2,400   Bristol-Myers Squibb Co.                                       177,450
                                                                     -----------
INSURANCE - BROKERS: 1.31%
  1,400   Marsh & McLennan Companies, Inc.                               163,800
                                                                     -----------
INSURANCE - MULTILINE: 2.18%
  2,760   American International Group, Inc.                             272,033
                                                                     -----------
MEDIA: 0.84%
  2,000   Time Warner, Inc.                                              104,480
                                                                     -----------
MEDICAL - BIOMEDICAL GENETICS: 1.41%
  2,000   Baxter International, Inc.                                     176,625
                                                                     -----------
METALS: 0.85%
  1,900   Phelps Dodge Corp.                                             106,044
                                                                     -----------
OIL - EXPLORATION & PRODUCTION: 2.95%
  3,000   Apache Corp.                                                   210,188
  2,600   Devon Energy Corp.                                             158,522
                                                                     -----------
                                                                         368,710
                                                                     -----------
OIL & GAS - DRILLING: 2.41%
  3,100   Nabors Industries, Inc.*                                       183,365
  3,100   Teekay Shipping Corp.                                          117,800
                                                                     -----------
                                                                         301,165
                                                                     -----------
PAPER & PAPER PRODUCTS: 1.15%
  2,400   Georgia-Pacific Corp.                                           74,700
  1,300   Temple-Inland, Inc.                                             69,713
                                                                     -----------
                                                                         144,413
                                                                     -----------
PETROLEUM PRODUCTS: 2.29%
  3,300   Exxon Mobil Corp.                                              286,894
                                                                     -----------
PIPELINES: 1.46%
  2,200   Enron Corp.                                                    182,875
                                                                     -----------
RETAIL: 4.56%
  2,900   Federated Department Stores, Inc.                              101,500
  2,400   Kohl's Corp.                                                   146,400
  4,400   Target Corp.                                                   141,900
  3,400   Wal-Mart Stores, Inc.                                          180,625
                                                                     -----------
                                                                         570,425
                                                                     -----------
RETAIL - BUILDING PRODUCTS: 0.55%
  1,500   The Home Depot, Inc.                                            68,531
                                                                     -----------
SUPER - REGIONAL BANKS: 1.30%
  2,000   Northern Trust Corp.                                           163,125
                                                                     -----------
TELECOMMUNICATIONS - EQUIPMENT: 5.63%
  1,200   CIENA Corp.                                                     97,650
  2,100   Corning, Inc.                                                  110,906
  2,900   Nokia Corporation, ADR, Class A                                126,150
  1,700   Nortel Networks Corp.                                           54,506
  1,900   QUALCOMM, Inc.*                                                156,156
  3,500   Scientific-Atlanta, Inc.                                       113,968
  1,200   Sycamore Networks                                               44,700
                                                                     -----------
                                                                         704,038
                                                                     -----------
TELEPHONE: 1.01%
  3,100   BellSouth Corp.                                                126,903
                                                                     -----------
TOTAL COMMON STOCKS (Cost $8,528,136)+                                10,476,440
                                                                     -----------

PRINCIPAL
AMOUNT                                                                   VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 15.26%

MONEY MARKET INSTRUMENTS: 1.01%
$126,443  Firstar Stellar Treasury Fund                                  126,443
                                                                     -----------
U.S. TREASURY OBLIGATIONS: 14.25%
250,000   Freddie Mac Discount Note, 6.25%, 3/1/01                       247,495
350,000   Freddie Mac Discount Note, 6.37%, 3/1/01                       346,493
250,000   Freddie Mac Discount Note, 6.38%, 3/1/01                       247,495
250,000   Freddie Mac Discount Note, 6.40%, 3/1/01                       247,495
650,000   Freddie Mac Discount Note, 6.29%, 3/1/01                       643,486
 50,000** U.S. Treasury Bill, 5.58%, 3/8/01                               49,465
                                                                     -----------
                                                                       1,781,929
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $1,907,923)                         1,908,372
                                                                     -----------

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS at December 31, 2000
--------------------------------------------------------------------------------
                                                                         Value
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES (Cost $10,436,059): 99.03%            12,384,812
Other Assets less Liabilities:  0.97%                                    121,238
                                                                     -----------
NET ASSETS:  100.00%                                                 $12,506,050
                                                                     ===========

*    Non-income producing security.
**   Initial margin on futures contracts.
+ At December 31, 2000, the cost of securities for Federal tax purposes was $10,440,056. Gross unrealized appreciation and depreciation is as follows:

     Gross unrealized appreciation ...............................   $2,427,397
     Gross unrealized depreciation ...............................     (482,641)
                                                                     -----------
     Net unrealized appreciation .................................   $1,944,756
                                                                     ===========

See accompanying Notes to Financial Statements.

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2000
--------------------------------------------------------------------------------

ASSETS
 Investments in securities, at value (cost $10,436,059) ..........   $12,384,812
 Receivables:
   Fund shares sold ..............................................        46,480
   Dividends and interest ........................................         5,581
   Due from Broker ...............................................        92,141
 Deferred organization costs .....................................        13,442
 Other ...........................................................           505
                                                                     -----------
          Total assets ...........................................    12,542,961
                                                                     -----------

LIABILITIES
 Payables:
   Due to advisor ................................................         2,263
   Distribution fees .............................................         2,649
   Administration fees ...........................................         2,548
 Accrued expenses ................................................        29,451
                                                                     -----------
          Total liabilities ......................................        36,911
                                                                     -----------

NET ASSETS .......................................................   $12,506,050
                                                                     ===========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
 [$12,506,050/1,147,693 shares outstanding;
 unlimited number of shares (par value $.01) authorized]..........   $     10.90
                                                                     ===========

          OFFERING PRICE PER SHARE ($10.90 /.9550)................   $     11.41
                                                                     ===========

COMPONENTS OF NET ASSETS
 Paid-in capital .................................................   $10,538,349
 Accumulated net investment income ...............................         6,000
 Accumulated net realized gain on investments ....................        16,573
 Net unrealized appreciation on investments ......................     1,945,128
                                                                     -----------
          Net assets .............................................   $12,506,050
                                                                     ===========

See accompanying Notes to Financial Statements.

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Income
     Dividends .................................................    $    81,903
     Interest ..................................................        128,834
                                                                    -----------
          Total income .........................................        210,737
                                                                    -----------
 Expenses
     Advisory fees (Note 3) ....................................        115,786
     Distribution fees (Note 4) ................................         34,055
     Administration fees (Note 3) ..............................         30,000
     Fund accounting fees ......................................         21,056
     Professional fees .........................................         23,065
     Transfer agent fees .......................................         13,037
     Custody fees ..............................................          8,023
     Deferred organization expense .............................          7,020
     Reports to shareholders ...................................          7,020
     Miscellaneous .............................................          6,099
     Trustee fees ..............................................          4,050
     Registration expense ......................................          2,630
     Insurance expense .........................................          2,351
                                                                    -----------
          Total expenses .......................................        274,192
          Less: advisory fee waiver (Note 3) ...................        (70,174)
                                                                    -----------
          Net expenses .........................................        204,018
                                                                    -----------
              NET INVESTMENT INCOME ............................          6,719
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .............................        879,734
  Net realized gain on financial futures .......................         18,112
  Net change in unrealized depreciation on
    investments and financial futures ..........................     (1,695,050)
                                                                    -----------
          Net realized and unrealized loss on
           investments .........................................       (797,204)
                                                                    -----------
              NET DECREASE IN NET ASSETS RESULTING
                FROM OPERATIONS.................................    $  (790,485)
                                                                    ===========

See accompanying Notes to Financial Statements.

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    Year Ended      Year Ended
                                                   December 31,    December 31,
                                                       2000            1999
                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
 Net investment income ..........................  $      6,719    $     11,506
 Net realized gain on investments ...............       879,734       1,425,102
 Net realized gain on financial futures .........        18,112               0
 Net change in unrealized (depreciation) /
   appreciation on investments ..................    (1,695,050)        810,363
                                                   ------------    ------------
    NET (DECREASE) / INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS .................      (790,485)      2,246,971
                                                   ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Net realized gain on security transactions .....      (734,822)     (1,424,086)
 In excess of net realized gains ................             0        (148,817)
                                                   ------------    ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS TO
      SHAREHOLDERS ..............................      (734,822)     (1,572,903)
                                                   ------------    ------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
 Net decrease in net assets derived from net
   change in outstanding shares (a) .............       (95,296)     (1,237,226)
                                                   ------------    ------------
    TOTAL DECREASE IN NET ASSETS ................    (1,620,603)       (563,158)
                                                   ------------    ------------

NET ASSETS
 Beginning of year ..............................    14,126,653      14,689,811
                                                   ------------    ------------
 END OF YEAR ....................................  $ 12,506,050    $ 14,126,653
                                                   ============    ============

(a) A summary of share transactions is as follows:

                                  Year Ended                   Year Ended
                              December 31, 2000            December 31, 1999
                           ------------------------    ------------------------
                              Shares       Value          Shares         Value
                              ------       -----          ------         -----
Shares sold .............     96,026    $ 1,224,191       77,232    $   926,857
Shares issued in
 reinvestment of
 distributions...........     66,620        734,822      130,857      1,572,903
Shares redeemed .........   (162,488)    (2,054,309)    (301,355)    (3,736,986)
                           ---------    -----------    ---------    -----------
Net decrease ............        158    $   (95,296)     (93,266)   $(1,237,226)
                           =========    ===========    =========    ===========

See accompanying Notes to Financial Statements

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                 Year Ended December 31,         Dec. 3, 1997*
                                                            --------------------------------       through
                                                             2000         1999        1998      Dec. 31, 1997
                                                             ----         ----        ----      -------------
Net asset value, beginning of period ..................     $ 12.31      $ 11.84     $ 10.02       $ 10.00
                                                            -------      -------     -------       -------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...............................        0.01         0.01        0.05          0.01
  Net realized and unrealized gain/(loss)
   on investments .....................................       (0.74)        1.98        2.48          0.02
                                                            -------      -------     -------       -------
Total from investment operations ......................       (0.73)        1.99        2.53          0.03
                                                            -------      -------     -------       -------

LESS DISTRIBUTIONS:
  From net investment income ..........................          --           --       (0.05)        (0.01)
  From net realized gains .............................       (0.68)       (1.52)      (0.64)           --
  Tax return of capital ...............................          --           --       (0.02)           --
                                                            -------      -------     -------       -------
Total distributions ...................................       (0.68)       (1.52)      (0.71)        (0.01)
                                                            -------      -------     -------       -------

Net asset value, end of period ........................     $ 10.90      $ 12.31     $ 11.84       $ 10.02
                                                            =======      =======     =======       =======

Total return ..........................................       (5.99%)      17.11%      25.81%         0.22%**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions).................     $  12.5      $  14.1     $  14.7       $  20.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before expense reimbursement ........................        2.02%        1.99%       2.03%         1.52%+
  After expense reimbursement .........................        1.50%        1.50%       1.50%         1.39%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
  After expense reimbursement .........................        0.05%        0.08%       0.36%         0.47%+

Portfolio turnover rate ...............................       67.97%      101.86%      79.95%         2.48%**

*  Commencement of operations.
** Not Annualized.
+  Annualized.

See accompanying Notes to Financial Statements.

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Avatar Advantage Equity Allocation Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Avatar Advantage Equity Allocation Fund's primary investment objective is to seek long-term capital appreciation by investing in equity securities. The Fund began operations on December 3, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on the NASDAQ National Market System for which market quotations are readily available are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System are valued at the most recent traded price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by a Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed the gain or loss is realized and is presented in the statement of

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

          operations as net realized gain (loss) on the financial futures contracts.

          The portfolio invests in financial futures contracts in order to hedge existing portfolio securities, or securities the portfolio intends to purchase against fluctuations in value. Under a variety of circumstances, the portfolio may not achieve the anticipated benefits of the financials futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

     C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     D. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholder are recorded on the ex-dividend date. The amount of dividends and distributions to shareholder from net investment income and net realized gains is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

     E. DEFERRED ORGANIZATION COSTS: The Avatar Advantage Equity Allocation Fund has incurred expenses in the amount of $35,000 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date of the Fund's commenced investment operation.

     F. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
         AFFILIATES

     For the year ended December 31, 2000, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by each Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund. For the year ended December 31, 2000, the Fund incurred $115,786 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund's expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund's payment of current ordinary operating expenses. For the year ended December 31, 2000, the Advisor reduced its fees in the amount of $70,174; no amounts were reimbursed to the Advisor. At December 31, 2000, cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $218,789. Cumulative expenses subject to recapture expire as follows:

                   The Avatar Advantage Equity Allocation Fund
                   -------------------------------------------
                             Year            Amount
                             ----            ------
                             2002          $ 80,411
                             2003            68,204
                             2004            70,174
                                           --------
                                           $218,789
                                           ========

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews each Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                               Fee rate
----------------                               --------
Less than $15 million                          $30,000
$15 million to less than $50  million          0.20% of average daily net assets
$50 million to less than $100 million          0.15% of average daily net assets
$100 million to less than $150 million         0.10% of average daily net assets
More than $150 million                         0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

     The Avatar Advantage Equity Allocation Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended December 31, 2000, The Avatar Advantage Equity Allocation Fund paid the Distribution Coordinator in the amount of $34,055.

NOTE 5 - SECURITIES TRANSACTIONS

     For the  year  ended  December  31,  2000,  the cost of  purchases  and the
proceeds  from  sales  of  securities,   excluding  short-term   securities  was
$7,667,584 and $9,053,381, respectively.

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

     The Avatar Advantage Equity Allocation Fund has incurred post-October losses of $26,803 which have been deferred and will be reflected in the year ending December 31, 2001.

     The Fund incurred post-October losses of $26,803 which have been deferred and will be reflected in the year ending December 31, 2001.

     During the year ended December 31, 2000, The Avatar Advantage Equity Allocation Fund entered into financial futures contracts. Details of open contracts at December 31, 2000 are as follows:

                                      Unrealized
Number of               Expiration     Value at      Value at     Appreciation/
Contracts      Type        Date        12/31/00     Trade Date    (Depreciation)
---------      ----        ----        --------     ----------    --------------
 Long 1        CME       Mar.'01       $333,750      $337,375        ($3,625)
             S&P500*

* The value of each contract is 250 times the value of the S&P 500 Index.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Avatar Advantage Equity Allocation Fund, a series of Advisors Series Trust (the "Fund") at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the each of the periods in the period from December 3, 1997 (date of inception) to December 31, 1998 were audited by other independent accountants whose report dated January 29, 1999 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP


New York, New York
February 15, 2001

                                     ADVISOR
                        Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022
                            www.avatar-associates.com


                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018


                                    CUSTODIAN
                     Firstar Institutional Custody Services
                           425 Walnut Street M/L 6118
                             Cincinnati, Ohio 45202


                                 TRANSFER AGENT
                             ICA Fund Services, Inc.
                      4455 East Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018
                                  (800)576-8229


                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


                         INDEPENDENT PUBLIC ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                            New York, New York 10036


This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.